                                                                    EXHIBIT 99.2

                      PREMIER SOFTWARE TECHNOLOGIES, INC

                            CONDENSED BALANCE SHEET
                                  (unaudited)

                              ASSETS
                                                                       March 31,
                                                                       --------
                                                                         2000
                                                                         ----
Current assets:
  Cash and cash equivalents.........................................  $     8,166
  Accounts receivable...............................................      302,725
  Prepaid expenses and other current assets.........................       41,920
                                                                      -----------
           Total current assets.....................................      352,811

Property and equipment, net.........................................       22,393
                                                                      -----------
Total assets........................................................  $   375,204
                                                                      ===========

              LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current liabilities:
  Accounts payable..................................................  $    21,621
  Accrued liabilities...............................................        9,919
  Deferred revenue..................................................       91,614
  Income taxes payable..............................................       27,830
                                                                      -----------
           Total current liabilities................................      150,984
                                                                      -----------
Stock compensation liability........................................    2,767,549

Commitments (Note 6)

Shareholders' deficiency:
  Common stock, no par value, 10,000,000 shares authorized;
53,354 shares issued and outstanding................................          200
  Accumulated deficit...............................................   (2,543,529)
                                                                      -----------
           Total shareholders' deficiency...........................   (2,543,329)
                                                                      -----------
Total liabilities and shareholders' equity..........................  $   375,204
                                                                      ===========

                      See notes to financial statements.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                      CONDENSED STATEMENTS OF OPERATIONS
                                  (unaudited)


                                                   Three months  Three months
                                                      ended          ended
                                                     March 31,      March 31,
                                                       1999           2000
                                                  ----------------------------
Revenues:
  License......................................   $          -   $     43,300
  Service......................................        275,363        399,382
                                                  ------------   ------------
           Total revenues......................        275,363        442,682

Costs of revenues:
  License......................................         24,327         27,189
  Service......................................        126,021        166,685
                                                  ------------   ------------
           Total cost of revenues..............        150,348        193,874

Gross profit...................................        125,015        248,808

Operating expenses:
  Research and development.....................         25,634         27,670
  Sales and marketing..........................         51,384         87,837
  General and administrative...................         53,944         41,925
  Stock compensation*..........................        303,536        130,957
                                                  ------------   ------------
           Total operating expenses............        434,498        288,389

Operating loss.................................       (309,483)       (39,581)

Interest income................................          2,074            754
                                                  ------------   ------------
Loss before income taxes.......................       (307,409)       (38,827)
                                                  ------------   ------------
Income tax provision...........................         (4,806)       (27,639)
                                                  ------------   ------------
Net loss.......................................   $   (312,215)  $    (66,466)
                                                  ============   ============
*Stock compensation:
    Cost of revenues...........................   $    198,797   $    115,363
    Research and development...................        104,739         15,594
                                                  ------------   ------------
                                                  $    303,536   $    130,957
                                                  ============   ============

                      See notes to financial statements.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                      CONDENSED STATEMENTS OF CASH FLOWS
                                  (unaudited)

                                                                                    Three months   Three months
                                                                                        ended          ended
                                                                                      March 31,      March 31,
                                                                                        1999           2000
                                                                                    ---------------------------
Cash flows from operating activities:
  Net loss........................................................................      (312,215)  $    (66,466)
  Adjustments to reconcile net loss to net cash provided by
   (used in) operating activities:
    Depreciation and amortization.................................................         1,680          2,182
    Deferred income taxes.........................................................         4,806         27,639
    Stock compensation expenses...................................................       303,536        130,957
    Changes in assets and liabilities:
      Accounts receivable.........................................................       (69,832)       (28,241)
      Prepaid expenses and other current assets...................................           739         (7,851)
      Accounts payable............................................................        71,605        (11,393)
      Accrued liabilities.........................................................         8,634       (166,569)
      Deferred revenues...........................................................        (1,079)         7,028
                                                                                    ------------   ------------
         Net cash provided by (used in) operating activities.                              7,874       (112,714)
                                                                                    ------------   ------------
Cash flows from investing activities:
  Purchases of property and equipment.............................................             -        (10,491)
                                                                                    ------------   ------------
Net increase (decrease) in cash and equivalents...................................         7,874       (123,205)

Cash and cash equivalents - beginning of period...................................       225,787        131,371
                                                                                    ------------   ------------
Cash and cash equivalents - end of period.........................................  $    233,661   $      8,166
                                                                                    ============   ============
SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOW  INFORMATION -
  Cash paid for income taxes......................................................  $     13,395   $     14,300
                                                                                    ============   ============

                      See notes to financial statements.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

               NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

1.   Basis of Presentation

     The financial statements at March 31, 2000, for the three months ended March 31, 1999 and 2000 are unaudited, but include all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of financial position and operating results. Operating results for the three month period ended March 31, 1999 and 2000 are not necessarily indicative of results that may be expected for any future periods.

     The accompanying unaudited interim financial statements have been prepared with the assumption that users of the interim financial information have read Premier Software Technologies, Inc. audited financial statements for the year ended December 31, 1999. Accordingly, footnote disclosures which would substantially duplicate the disclosures contained in these audited financial statements have been omitted from these unaudited interim financial statements. While management believes the disclosures presented are adequate to make these financial statements not misleading, these financial statements should be read in conjunction with Premier's audited financial statements and related notes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

2.   Acquisition by Active Software, Inc.

     In February 2000, the Company was acquired by Active Software, Inc. (Active), a developer of software products for businesses that allow users to integrate incompatible software applications across their extended enterprise of customers, suppliers and partners. Active issued 121,308 shares of common stock, options to purchase 11,548 shares of common stock, and paid $500,000 in cash in exchange for all capital stock of the Company, net liabilities assumed of approximately $296,000 and other costs of approximately $166,000.